Net investment income	12 Months Ended
Dec. 31, 2018
Net investment income [abstract
Net investment income

The notes included in this section focus on the results and performance of the Barclays Bank Group. Information on the segmental performance, income generated, expenditure incurred, tax, and dividends are included here. For further detail on performance, please see Strategic Report on page 00.

	2018	2017	2016
	£m	£m	£m
Net gains from disposal of available for sale investments [a]	-	298	762
Net gains from disposal of debt instruments at fair value through other comprehensive income	131	-	-
Dividend income	55	48	8
Net gains from financial instruments designated at fair value [b]	-	281	151
Net gains from financial assets mandatorily at fair value	172	-	-
Other investment income	36	72	156
Net investment income	394	699	1,077